CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2019
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT
CAPITAL MANAGEMENT
Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP Unitholders. Brookfield Renewable’s capital is monitored through the debt to total capitalization ratio on a corporate and consolidated basis. As at December 31, 2019 these ratios were 16% and 32%, respectively (2018: 15% and 32%, respectively).
Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt to capitalization ratios.  Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt service coverage. Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.
Brookfield Renewable’s strategy during 2019, which was unchanged from 2018, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2019	2018	2019	2018
Corporate credit facility(1)	$299	$721	$299	$721
Debt
Medium term notes(2)	$1,808	$1,613	$1,808	$1,613
Non-recourse borrowings(3)	—	—	8,964	8,465
	1,808	1,613	10,772	10,078
Deferred income tax liabilities, net(4)	—	—	4,421	4,049
Equity
Participating non-controlling interest - in operating subsidiaries	—	—	8,742	8,129
Preferred equity	597	568	597	568
Preferred limited partners' equity	833	707	833	707
Unitholders' equity(5)	7,959	7,802	7,959	7,802
Total capitalization	$11,197	$10,690	$33,324	$31,333
Debt to total capitalization	16%	15%	32%	32%

(1)	Draws on corporate credit facilities are excluded from the debt to total capitalization ratios as they are not a permanent source of capital.

(2)	Medium term notes are unsecured and guaranteed by Brookfield Renewable and excludes $7 million (2018: $6 million) of deferred financing fees.

(3)
Consolidated non-recourse borrowings includes $142 million (2018: $6 million) borrowed under a subscription facility of a Brookfield sponsored private fund and excludes $60 million (2018: $75 million) of deferred financing fees, net of unamortized premiums.

(4)	Deferred income tax liabilities less deferred income tax assets.

(5)	Unitholders' equity includes equity attributable to Limited partners' equity, Redeemable/Exchangeable partnership units, and GP interest.